STONERIDGE FUNDS

PROSPECTUS DATED OCTOBER 8, 1999

STONERIDGE EQUITY FUND
STONERIDGE SMALL CAP EQUITY FUND
STONERIDGE BOND FUND

c/o Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana  46204
(800) 441-6978










THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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                                TABLE OF CONTENTS

                                                                            PAGE

STONERIDGE EQUITY FUND.......................................................3

STONERIDGE SMALL CAP EQUITY FUND.............................................3

STONERIDGE BOND FUND.........................................................5

HOW THE FUNDS HAVE PERFORMED ................................................6

FEES AND EXPENSES OF THE FUNDS...............................................6

HOW TO BUY SHARES............................................................7

HOW TO REDEEM SHARES.........................................................8

DETERMINATION OF NET ASSET VALUE.............................................9

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................10

MANAGEMENT OF THE FUND......................................................10

YEAR 2000 ISSUE.............................................................11

FOR MORE INFORMATION................................................BACK COVER


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STONERIDGE EQUITY FUND

INVESTMENT OBJECTIVE

    The  investment   objective  of  the  StoneRidge   Equity  Fund  is  capital
appreciation over the long term.

PRINCIPAL STRATEGIES

    The Fund invests primarily in common stocks of medium and large capitalization U.S. companies (those with market capitalizations of $2 billion or more) that the Fund's adviser believes will outperform other stocks. In making stock selections, the adviser first uses a proprietary computer ranking system which focuses on earnings, the adviser's assessment (using quantitative screening techniques) of whether the stock is valued appropriately by the market and technical factors (such as the performance of the stock compared to other stocks over various time periods). To make its final selections, the adviser then examines fundamental characteristics (such as industry conditions and outlook, market position and management's ability and reputation) of the companies and technical aspects (such as price and volume behavior) of the stocks. The Fund will normally invest at least 65% of its assets in equity securities of U.S. companies.

      The Fund may sell a stock if the adviser believes the company's prospects have declined, if the adviser learns negative information about the company's underlying fundamentals, or to rebalance the composition of the Fund's portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

o VOLATILITY RISK. Common stocks tend to be more volatile than other investment choices.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o     The Fund is not a complete investment program.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU? The Fund may be a suitable investment for:

o long term investors seeking a Fund with a total return investment strategy

o     investors willing to accept price fluctuations in their investment
o investors who can tolerate the greater risks associated with common stock investments


STONERIDGE SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

    The investment objective of the StoneRidge Small Cap Equity Fund is capital growth over the long term.

PRINCIPAL STRATEGIES

      The Fund invests primarily in common stocks of small capitalization U.S. companies (those with a market capitalization between $50 million and $2 billion) that the Fund's adviser believes will outperform other stocks. In making stock selections, the adviser first uses a proprietary computer ranking system which focuses on earnings, the adviser's assessment (using quantitative screening techniques) of whether the stock is valued appropriately by the market and technical factors (such as the performance of the stock compared to other stocks over various time periods). To make its final selections, the adviser then examines fundamental characteristics (such as industry conditions and outlook, market position and management's ability and reputation) of the companies and technical aspects (such as price and volume behavior) of the stocks. In addition, it is possible that a significant portion of the Fund's portfolio may be invested in initial public offerings (IPOs). The adviser will select IPOs based on the above-described fundamental characteristics of the companies. The Fund will normally invest at least 65% of its assets in equity securities of small capitalization U.S. companies.

      The Fund may sell a stock if the adviser believes the company's prospects have declined, if the adviser learns negative information about the company's underlying fundamentals, or to rebalance the composition of the Fund's portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o SMALL COMPANY RISK. The risks associated with investing in smaller companies include:
o The earnings and prospects of smaller companies are more volatile than larger companies.

o Smaller companies may experience higher failure rates than do larger companies.

o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

o Smaller companies may have limited markets, product lines or financial resources and may lack management depth. These factors could negatively affect the price of the stock and reduce the value of the Fund.

o IPO RISK. Most IPOs involve a high degree of risk not normally associated with an investment in more seasoned companies.

o Because most IPOs involve smaller companies, the risk factors described above apply to IPOs.

o Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

o Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

o The IPO market tends to favor certain industry sectors. As a result, the Fund may invest a significant portion of its assets in those favored sectors (such as technology or communications). Companies within a sector  may  share  common  characteristics  and are  likely to
      react   similarly   to   negative   market,   regulatory   or   economic
      developments. A negative development that affects one stock in a sector could affect the value of all stocks in the Fund's portfolio that are in that sector.
o LIQUIDITY RISK. Smaller companies are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the investment adviser would like to sell. The adviser may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o     The Fund is not a complete investment program.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU? The Fund may be suitable for:

o long-term investors seeking a fund with a growth investment strategy o investors willing to accept price fluctuations in their investment o investors who can tolerate the risks associated with common stock investments

o investors willing to accept the greater market price fluctuations of smaller companies


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STONERIDGE BOND FUND

INVESTMENT OBJECTIVE

    The investment objective of the StoneRidge Bond Fund is income consistent with preservation of capital.

PRINCIPAL STRATEGIES

      The Fund invests primarily in a broad range of investment grade fixed income securities. These include bonds, notes, mortgage-backed securities, corporate debt, government securities, municipal securities, and short term obligations, such as commercial paper and repurchase agreements. The Fund's advisor typically selects intermediate term fixed income securities (those with maturities of three to ten years), based on the available yield at various maturity levels. The Fund will normally invest at least 65 % if its assets in fixed income securities.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

o INTEREST RATE RISK. The value of your investment may decrease when interest rates rise.
o DURATION RISK. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

o CREDIT RISK. The issuer of the fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

o PREPAYMENT AND EXTENSION RISK. As interest rates decline, the issuers of securities held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund invests in mortgage-backed securities.

o GOVERNMENT RISK. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund's share price or yield could fall.

o The United States Government's guarantee of ultimate payment of principal and timely payment of interest of the United States Government securities owned by a Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o     The Fund is not a complete investment program.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?

The Fund may be a suitable investment for:

o long term investors seeking a fund with an income and capital preservation strategy
o investors seeking to diversify their holdings with bonds and other fixed income securities
o     investors seeking higher potential returns than a money market fund.
o     investors willing to accept price fluctuations in their investments.


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GENERAL

    EACH FUND may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

    ALTHOUGH IT IS NOT A PRINCIPAL STRATEGY, THE EQUITY FUND may invest in initial public offerings (IPOs). The risks of investing in IPOs are described above in connection with the Small Cap Fund

    The investment objective and strategies of any Fund may be changed without shareholder approval.

                          HOW THE FUNDS HAVE PERFORMED

      Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The Bar Chart and Performance Table that would otherwise appear in this prospectus have been omitted because each Fund is recently organized and has a limited performance history.

                         FEES AND EXPENSES OF THE FUNDS

The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                            SMALL CAP
SHAREHOLDER FEES                                   EQUITY  EQUITY FUND  BOND
                                                    FUND                FUND

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases    NONE      NONE      NONE

Maximum Deferred Sales Charge (Load)                NONE      NONE      NONE

Redemption Fee                                      NONE      NONE      NONE

                                                            SMALL CAP
ANNUAL FUND OPERATING EXPENSES              EQUITY FUND    EQUITY FUND  BOND
FUND

 (expenses that are deducted from Fund assets)
Management Fee                              0.60 %          1.00 %      0.40 %
Distribution and/or Service (12b-1) Fees    None            None        None
Other Expenses1                             0.30 %          0.30 %      0.30 %
Total Annual Fund Operating Expenses        0.90 %          1.30 %      0.70 %
Fee Waiver 2                                None            0.05 %      0.05 %
Net Expenses                                0.90 %          1.25 %      0.65 %

1 "Other Expenses" are based on estimated amounts for the current fiscal year.
2 The Funds' adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2000 to maintain "Net Expenses" as follows:
   Equity Fund, 0.90 %; Small Cap Equity Fund, 1.25 %; Bond Fund, 0.65 %.


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Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  Equity Fund               Small Cap Equity Fund       Bond
Fund

1 Year            $92                       $128                        $67

3 Year            $288                      $405                        $215


                                HOW TO BUY SHARES

INITIAL PURCHASE

      The minimum initial investment in each Fund is $10,000 ($2,000 for qualified retirement accounts and medical savings accounts. The minimum initial investment in each Fund is $1,000 for shareholders participating in the continuing automatic investment plan. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

BY MAIL

You may make your initial investment by following these steps:
o     complete  and sign the  investment  application  form which  accompanies this Prospectus;
o     draft a check made payable to the appropriate Fund;
o     mail the application and check to:

U.S. Mail: StoneRidge Funds                  Overnight:  StoneRidge Funds
           c/o Unified Fund Services, Inc.   c/o Unified Fund Services, Inc.
           P.O. Box 6110                     431 North Pennsylvania Street
           Indianapolis, Indiana 46206-6110  Indianapolis, Indiana  46204

BY WIRE

You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Funds' transfer agent, at (800)-441-6978 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Firstar Bank, N.A.
      ABA #0420-0001-3
      Attn: StoneRidge Funds
      D.D.A.#  821 602 935
      Account Name _________________      (write in shareholder name)
      For the Account # ______________    (write in account number)

      You must mail a signed application to Firstar Bank, N.A., the Funds' custodian, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS

      You may purchase additional shares of any Fund (subject to a minimum $1,000) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

o     your name
o     the name of your account(s),
o     your account number(s),
o     the name of the Fund
o     a check made payable to the Fund
Send your purchase request to the address listed above. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT PLAN

      You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

TAX SHELTERED RETIREMENT PLANS

      Since the Funds are oriented to longer term investments, shares of the Funds may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the Transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

      Each Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

                              HOW TO REDEEM SHARES

      You may receive redemption payments in the form of a check or federal wire transfer. Presently there is no charge for wire redemptions; however, the Funds may charge for this service in the future. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

      BY MAIL - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

         StoneRidge Funds
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, Indiana  46206-6110

      "Proper order" means your request for a redemption must include: o the Fund name and account number, o account name(s) and address, o the dollar amount or number of shares you wish to redeem.

      This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Funds or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

      BY TELEPHONE - You may redeem any part of your account in a Fund by calling the transfer agent at (800) 441-6978. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Funds may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

      ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the transfer agent at (800) 441-6978. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

      Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $10,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Funds.

                        DETERMINATION OF NET ASSET VALUE

      The price you pay for your shares is based on the applicable Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

      The Funds' assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

      Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      DIVIDENDS AND DISTRIBUTIONS

            The StoneRidge Equity and Small Cap Equity Funds typically distribute substantially all of its net investment income in the form of dividends to its shareholders annually. The StoneRidge Bond Fund typically declares substantially all of its net investment income as dividends to its shareholders on a monthly basis and pays such dividends monthly. Each Fund typically distributes its net long term capital gains and its net short term capital gains annually. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. Dividends paid by the Funds may be eligible in part for the dividends received deduction for corporations.

      TAXES

      In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a long term capital gains distribution.

      Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

      The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUNDS

      StoneRidge Investment Partners, LLC, 7 Great Valley Parkway, Suite 290, Malvern, PA 19355, serves as investment adviser to the Funds. In this capacity, StoneRidge Investment Partners is responsible for the selection and ongoing monitoring of the securities in each Fund's investment portfolio and managing the Funds' business affairs. StoneRidge Investment Partners, LLC was formed in 1999. Each Fund is authorized to pay the adviser an annual fee as follows:
Equity Fund, 0.60 %; Small Cap Equity Fund, 1.00 %;Bond Fund, 0.40

      A team of investment professionals is responsible for the day-to-day management of the Equity Fund and the Small Cap Equity Fund. This team is comprised of the following individuals:

Joseph E. Stocke, CFA Mr. Stocke, a managing director and co-founder of the adviser, was Chief Investment Officer and head of equity investment at Meridian Investment Company. Mr. Stocke has over 16 years of investment experience and was with Meridian from 1983 to 1999.

Philip H. Brown II, CFA Mr. Brown is a managing director and co-founder of the adviser. Prior to co-founding the adviser, Mr. Brown was President of Meridian Investment Company where, in addition to his responsibilities as president, he had portfolio management and analytical responsibilities for equity portfolios. He was with Meridian from 1983 to 1999 and has over 28 years of investment experience.

Lester Rich, CFA Mr. Rich, a managing director and co-founder of the adviser, was an equity portfolio manager at Meridian Investment Company. Mr. Rich has over 16 years of investment experience and was with Meridian from 1990 until 1999.

Daniel H. Cook Mr. Cook, a managing director and co-founder of the adviser, was an equity portfolio manager at Meridian Investment Company. Mr. Cook was with Meridian from 1986 to 1999 and has over 13 years of investment experience.

      David M. Killian is responsible for the day-to-day management of the Bond Fund. Prior to joining the adviser in 1999, he was Vice President and fixed income portfolio manager for First Union National Bank, where he managed nearly $1 billion for individual clients. Mr. Killian joined First Union in 1993 and has seven years of investment experience.

                                 YEAR 2000 ISSUE

      Like other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Funds' adviser or the Funds' various service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

      The Funds' adviser has taken steps that it believes are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by the Funds' major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. In addition, the Funds' adviser cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Funds invest or worldwide markets and economies.

                              FOR MORE INFORMATION

    Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations.
Shareholder  reports  contain  management's  discussion  of  market  conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

      Call the Funds at 800 441-6978 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

    You may also obtain information about the fund (including the SAI and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the SEC at 800-SEC-0330 for room hours and operation. You may also obtain fund information by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.

Investment Company Act #811-09541

                            AmeriPrime Advisors Trust

                             StoneRidge Equity Fund

                        StoneRidge Small Cap Equity Fund

                              StoneRidge Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                 October 8, 1999

      This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of AmeriPrime Advisors Trust dated October 8, 1999. A free copy of the Prospectus can be obtained by writing the Transfer Agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling 1-800-441-6978.

TABLE OF CONTENTS                                                           PAGE

DESCRIPTION OF THE TRUST AND THE FUND.........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS...............................................................2

INVESTMENT LIMITATIONS........................................................7

THE INVESTMENT ADVISER........................................................9

TRUSTEES AND OFFICERS.........................................................10

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................11

DETERMINATION OF SHARE PRICE..................................................12

INVESTMENT PERFORMANCE........................................................12

CUSTODIAN.....................................................................14

TRANSFER AGENT................................................................14

ACCOUNTANTS...................................................................14

DISTRIBUTOR...................................................................14

ADMINISTRATOR.................................................................14

FINANCIAL STATEMENTS..........................................................15


DESCRIPTION OF THE TRUST AND THE FUND

      The StoneRidge Equity Fund, StoneRidge Small Cap Equity Fund, and StoneRidge Bond Fund (each a "Fund" or collectively, the "Funds") were organized as diversified series of AmeriPrime Advisors Trust (the "Trust") on August 3, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to each Fund is StoneRidge Investment Partners, LLC (the "Adviser").

      Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will been titled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Prior to the public offering of the Funds, Highcrest Partners, L.P. (an affiliate of the Funds' adviser), 3421 Saint Davids Road, Newtown Square, PA 19073, purchased all of the outstanding shares of the Equity fund and the Small Cap Equity Fund and may be deemed to control those Funds. As the controlling shareholder, Highcrest Partners, LP would control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the management agreement with the adviser. After the public offering commences, it is anticipated that Highcrest Partners, LP will no longer control the Funds.

      For information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Determination of Net Asset Value" in the Funds' Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

      A. Equity Securities. Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts ("ADR's"), rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

      B. Corporate Debt Securities. Each Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Equity Fund and the Small Cap Equity Fund will not invest in securities rated below investment grade. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Bond Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

      C. Municipal Securities. The Bond Fund may invest in municipal securities. These are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year of less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

            The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

             The Adviser considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Equity Fund and the Small Cap Equity Fund will not invest in securities rated below investment grade. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Bond Fund will not will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

      D. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

      E. Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid.
Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Bond Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Bond Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Bond Fund at lower rates of return.

      F. Collateralized Mortgage Obligations (CMOs). The Bond Fund may invest in CMOs. CMOs are securities Collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

      G. Zero Coupon and Pay in Kind Bonds. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

      Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

      H.    Financial Service Industry Obligations.  Financial service industry
            --------------------------------------
obligations include among others, the following:

            (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

            (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time Deposits are considered to be illiquid prior to their maturity.

            (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

      I. Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

      J. Loans of Portfolio Securities. Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's net assets.

      K. Foreign Securities. The Equity Fund and Small Cap Equity Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. The Bond Fund may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment grade domestic securities. No Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 10% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

      L. Repurchase Agreements. Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. governmnet ("U.S. Government obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of each Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions.

      2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

      3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. Concentration. No Fund will invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Restrictions" above).

      1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      2. Borrowing. No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

      3. Margin Purchases. No Fund will purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. Options. The Funds will not purchase or sell puts, calls, options or straddles.

      5. Illiquid Investments. The Funds will not invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

      The investment adviser to the Funds is StoneRidge Investment Partners, L.L.C., 7 Great Valley Parkway, Suite 290, Malvern, PA 19355, (the "Adviser"). Joseph E. Stocke, CFA, Philip H. Brown II, Lester Rich, CFA and Daniel H. Cook are the controlling members of the Adviser.

      Under the terms of the management agreement (the "Agreement"), the Adviser manages each Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Adviser a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates: StoneRidge Equity Fund, 0.60%; StoneRidge Small Cap Equity Fund, 1.00%; StoneRidge Bond Fund, 0.40%. The Adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2000 to maintain each Fund's total operating expenses as follows:
Equity Fund, 0.90 %; Small Cap Equity Fund, 1.25 %; Bond Fund, 0.65 %.

      The Adviser retains the right to use the name "StoneRidge" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "StoneRidge" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

      The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of each Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of each Fund believes that there would be no material impact on each Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

Name, Age and Address    Position         Principal Occupation During Past 5 Years
--------------------------------------------------------------------------------------
Kenneth D. Trumpfheller  President,    President, Treasurer , and Secretary of AmeriPrime
1793 Kingswood Drive     Secretary,    Financial Services, Inc., the Fund's administrator, and
Suite 200                Treasurer,    AmeriPrime Financial Securities, Inc., the Fund's
Southlake, TX  76092     and Trustee   distributor, since 1994.  President, Secretary, Treasurer and
                                       Trustee of AmeriPrime Funds and  AmeriPrime Insurance
                                       Trust.  Prior to December, 1994 a senior client executive
Year of Birth:  1958                   with SEI Financial Services.

--------------------------------------------------------------------------------------
Mark W. Muller           Trustee       Account Manager for Clarion Technologies, a manufacturer
175 Westwood Drive                     of automotive, heavy truck, and consumer goods, from 1996
Suite 300                              to present.  From 1986 to 1996, an engineer for Sicor, a
Southlake, TX  76092                   telecommunication hardware company.

Year of Birth:  1964

--------------------------------------------------------------------------------------
Richard J. Wright, Jr.   Trustee       Various positions with Texas Instruments, a technology
8505 Forest Lane                       company, since 1995, including the following : Program
MS 8672                                Manager for Semi-Conductor Business Opportunity
Dallas, TX  75243                      Management System, 1998 to present; Development Manager
                                       for web-based interface, 1999 to present; Systems Manager for
                                       Semi-Conductor Business Opportunity Management System,
                                       1997 to 1998; Development Manager of Acquisition Manager,
                                       1996-1997; Operations Manager for Procurement Systems,
Year of Birth:  1962                   1994-1997.
--------------------------------------------------------------------------------------


      The following table estimates the Trustees' compensation for the first full fiscal year. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

=================================================================
                          AGGREGATE TOTAL COMPENSATION

                       COMPENSATION FROM TRUST (THE TRUST

NAME                     FROM TRUST       IS
                                          NOT IN A FUND COMPLEX)

-----------------------------------------------------------------
Kenneth D. Trumpfheller          0                   0
-----------------------------------------------------------------
Mark W. Muller                $6,000              $6,000
-----------------------------------------------------------------
Richard J. Wright             $6,000              $6,000
=================================================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Funds under the Agreement.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      While each Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. StoneRidge Investment Partners, L.L.C. will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

      When a Portfolio and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Portfolios because of the increased volume of the transaction. If the entire blocked order is not filled, the Portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

DETERMINATION OF SHARE PRICE

      The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in each Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

INVESTMENT PERFORMANCE

      Each  Fund may  periodically  advertise  "average  annual  total  return."
"Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)n=ERV

 Where:     P     =  a hypothetical $1,000 initial investment
            T     =  average annual total return
            n     =  number of years
            ERV   =  ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If each Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2[(a-b/cd+1)6-1]
      Where:
      a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
      d = the maximum offering price per share on the last day of the period

      Solely for the purpose of computing yield, dividend income recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

      Each Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

      Each Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing each Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

      From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Funds or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

      In addition, the performance of any of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of any of the Funds. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

      Firstar Bank, N.A., 425 Walnut Street M.L 6118, Cincinnati, Ohio 45202, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

TRANSFER AGENT

      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' Inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Adviser equal to 0.0275% of each Fund's assets up to $100 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 to $100 million).

ACCOUNTANTS

      The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the first fiscal year. McCurdy & Associates performs an annual audit of the Funds' financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

      AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

ADMINISTRATOR

            The Funds retain AmeriPrime Financial Services, Inc., 1793 Kingswood Drive, Suite 200, Southlake, TX 76092, (the "Administrator") to manage the Funds' business affairs and provide the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Adviser equal to an annual average rate of 01.0% of each Fund's average daily net assets up to fifty million dollars, 0.075% of each Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of each fund's average daily net assets over one hundred million dollars.

FINANCIAL STATEMENTS

                             INSERT FINANCIALS HERE